                          EXHIBIT 10.1(5)
                 LOAN AGREEMENT - FIFTH AMENDMENT

     This Loan Agreement - Fifth Amendment (hereinafter referred to as "Fifth Amendment") is made and effective as of the 30th day of March, 1998, by and between Hecla Mining Company, a Delaware corporation, whose address is 6500 Mineral Drive, Coeur d'Alene, Idaho 83815-8788 (hereinafter referred to as "Hecla"), and ConSil Corp., an Idaho corporation, which has an address at 6500 Mineral Drive, Coeur d'Alene, Idaho 83815-8788 (hereinafter referred to as "ConSil").

                     RECITALS AND DEFINITIONS

     WHEREAS, Hecla and ConSil entered into that certain Loan Agreement dated June 28, 1996, as amended February 19, 1997, April 16, 1997, August 1, 1997 and October 1, 1997 (hereinafter referred to, as amended, as the "Agreement") pursuant to which ConSil borrowed certain funds from Hecla, and Hecla loaned certain funds to ConSil, all on the terms and conditions contained in the Agreement;

     WHEREAS, Hecla and ConSil wish again to amend the Agreement with this Fifth Amendment, on the terms and conditions specified herein;

     NOW, THEREFORE, in consideration of the foregoing and the following mutual promises, covenants, considerations and conditions, the parties, intending to be legally bound, do hereby agree as follows:

                             AGREEMENT

     1.  AMENDMENT OF PRINCIPAL AMOUNT OF LOAN; INTEREST AND TERM:
Section 1 of the Agreement shall be deemed to read in its entirety as follows:

          Until further notice, and on the condition that ConSil not be in default with respect to any of the terms of this Loan Agreement, or with respect to any outstanding note evidencing any advance made hereunder, Hecla shall make available to ConSil a loan not to exceed SEVEN HUNDRED TWENTY FIVE THOUSAND DOLLARS ($725,000) (hereinafter referred to as the "Principal Sum"), on which Principal Sum ConSil shall pay interest thereon from the date of advancement of such funds, at the prime rate of interest specified in the Wall Street Journal, plus one and one-half percent (1.5%) per year until paid, (hereinafter referred to as the "Loan"), which Loan shall be repaid on demand by Hecla, but in no event later than March 31, 1999.







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

     2. EXECUTION OF REPLACEMENT NOTE, ASSIGNMENTS AND OTHER CERTIFICATES. ConSil shall execute a replacement note substantially in the form attached hereto as Exhibit A, together with a certificate of its corporate Secretary certifying that:

     (i) the individuals executing this Fifth Amendment and all documents delivered in accordance herewith were the duly appointed officers of ConSil, authorized to execute and deliver the same; and

    (ii) all representations, warranties and conditions precedent set forth in the Agreement are and remain true, accurate, correct and fulfilled as of the date of the delivery of this Fourth Amendment.

     3. ENTIRE AGREEMENT. This Fifth Amendment and the Agreement shall constitute the entire agreement between the parties with respect to the transactions contemplated herein and therein, and any prior understanding or representation of any kind preceding the date of this Fifth Amendment shall not be binding on either party except to the extent incorporated in this Fifth Amendment and the Agreement.

     4. CONSIDERATION. The consideration for this Fifth Amendment shall be deemed to be the extension of additional credit and additional time for repayment, all as specified in Section 1 of this Fourth Amendment, the receipt and adequacy of which ConSil and Hecla hereby expressly acknowledge.

     5. LOAN AGREEMENT EFFECTIVE AND OTHERWISE UNAFFECTED. Hecla and ConSil expressly acknowledge and agree that the Agreement is in full force and effect, no default has occurred and except as expressly amended by this Fifth Amendment, the Agreement shall govern the terms and conditions of the transactions contemplated herein and in the Agreement.

     IN WITNESS WHEREOF duly authorized officers of the parties executed this Fifth Amendment on the date first above written.

CONSIL CORP.                  HECLA MINING COMPANY

By   /s/ Michael B. White     By   /s/ John P. Stilwell
  -------------------------     ----------------------------
Name:  Michael B. White            John P. Stilwell
Title: Vice President              Vice President
                                   Chief Financial Officer

                              ATTEST:

                                   /s/ Nathaniel K. Adams
                              ------------------------------
                                   Nathaniel K. Adams
                                   Assistant Secretary




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


STATE OF IDAHO      )
                    )    ss.
COUNTY OF KOOTENAI  )

     On this thirtieth day of March, in the year of 1998, before me, the undersigned, a Notary Public in and for the State of Idaho, personally appeared John P. Stilwell and Nathaniel K. Adams, known or identified to me to be the Vice President and the Assistant Secretary, respectively, of HECLA MINING COMPANY, the officers who executed the instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal the day and year in this certificate first above written.


                              /s/ Tami D. Hansen
                              ------------------------------------
                              Notary Public
                              Residing at Newman Lake, Washington
                              My Commission Expires: 9/12/2003

STATE OF IDAHO      )
                    )    ss.
COUNTY OF KOOTENAI  )

     On this thirtieth day of March in the year of 1998, before me, the undersigned, a Notary Public in and for the State of Idaho, personally appeared Michael B. White, known or identified to me to be the Vice President of ConSil Corp., the officer who executed the instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal the day and year in this certificate first above written.


                              /s/ Tami D. Hansen
                              ------------------------------------
                              Notary Public
                              Residing at Newman Lake, Washington
                              My Commission Expires:  9/12/2003











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

                             EXHIBIT A

                          PROMISSORY NOTE
                          ---------------

March 30, 1998                               City of Coeur d'Alene
$725,000                                         State of Idaho

     For value received, ConSil Corp., a corporation duly organized and existing under the laws of the State of Idaho, promises to pay to Hecla Mining Company, of 6500 Mineral Drive, Coeur d'Alene, Idaho 83815-8788, at its offices, the principal amount of seven hundred twenty five thousand dollars ($725,000), or such other amount as may be outstanding pursuant to that certain Loan Agreement dated June 28, 1996, as amended by the certain Loan Agreement Amendment dated February 19, 1997 and further amended by that certain Loan Agreement - Second Amendment dated April 16, 1997, and again further amended by that certain Loan Agreement - Third Amendment dated August 1, 1997, and further amended by that certain Loan Agreement - Fourth Amendment dated October 1, 1997, and again further amended by that certain Loan Agreement - Fifth Amendment of even date herewith between ConSil Corp. and Hecla Mining Company, as calculated and determined by Hecla Mining Company, with interest thereon from the date of advancement of such funds, at the prime rate of interest specified in the Wall Street Journal, plus one and one-half percent (1.5%) per year until paid, which amounts shall be repaid on demand by authorized representatives of Hecla, but in no event later than March 31, 1999.

     If default is made in the payment upon demand, then the entire amount of principal, interest and any and all costs of collection shall become immediately due and payable at the option of the holder of this note, without notice. This note shall be governed by and construed in accordance with the laws of the State of Idaho.

     IN WITNESS WHEREOF, ConSil Corp. has caused this note to be executed by its duly authorized officers as of the date first mentioned above.

                              ConSil Corp.

                              By
                                 --------------------------------
                              Name:  Michael B. White
                              Title: Vice President

                              Attest:


                              ------------------------------------
                              Nigel Cave
                              Secretary



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